UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 18, 2014

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

Delaware	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

On April 18, 2014, U.S. Bancorp (the “Company”) established a Medium-Term Note Program, under which the Company may issue from time to time Medium-Term Notes, Series V (Senior) (the “Series V Notes”), and Medium-Term Notes, Series W (Subordinated) (the “Series W Notes,” and together with the Series V Notes, the “Notes”).  The Series V Notes will be issued pursuant to the Indenture dated as of October 1, 1991 (the “Senior Note Indenture”) between the Company and Citibank, N.A., as Senior Note Trustee, and the Officers’ Certificate and Company Order dated April 18, 2014, pursuant to Sections 201, 301 and 303 of the Senior Notes Indenture.  The Series W Notes will be issued pursuant to the Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the “Subordinated Note Indenture”) between the Company and Citibank, N.A., as Subordinated Note Trustee, and the Officers’ Certificate and Company Order dated April 18, 2014, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture.  The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-195373.

Item 9.01.                Financial Statements and Exhibits.

(d)                                         Exhibits.

1.1                                       Distribution Agreement dated April 18, 2014 between the Company and the Agents named therein.

4.1                                       Officers’ Certificate and Company Order dated April 18, 2014, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

4.2                                       Officers’ Certificate and Company Order dated April 18, 2014, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

4.3                                       Specimen of Notes:

(a)                         Series V Fixed Rate Note;

(b)                         Series V Floating Rate Note;

(c)                          Series V Original Issue Discount Zero Coupon Note;

(d)                         Series V Original Issue Discount Fixed Rate Note;

(e)                          Series V Master Global Note;

(f)                           Series W Fixed Rate Note;

(g)                          Series W Floating Rate Note;

(h)                         Series W Original Issue Discount Zero Coupon Note;

(i)                             Series W Original Issue Discount Fixed Rate Note; and

(j)                            Series W Master Global Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

Date: April 18, 2014	By:	/s/ James L. Chosy
James L. Chosy
Executive Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

1.1                                       Distribution Agreement dated April 18, 2014 between the Company and the Agents named therein.

4.1                                       Officers’ Certificate and Company Order dated April 18, 2014, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

4.2                                       Officers’ Certificate and Company Order dated April 18, 2014, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

4.3                                       Specimen of Notes:

(a)                         Series V Fixed Rate Note;

(b)                         Series V Floating Rate Note;

(c)                          Series V Original Issue Discount Zero Coupon Note;

(d)                         Series V Original Issue Discount Fixed Rate Note;

(e)                          Series V Master Global Note;

(f)                           Series W Fixed Rate Note;

(g)                          Series W Floating Rate Note;

(h)                         Series W Original Issue Discount Zero Coupon Note;

(i)                             Series W Original Issue Discount Fixed Rate Note; and

(j)                            Series W Master Global Note.